UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2005
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive	78216-6999
San Antonio, Texas	(Zip Code)
(Address of principal executive offices)
(210) 828-8484
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Form of Indenture
Form of Indenture
Form of Registration Rights Agreement
Form of Registration Rights Agreement

Item 1.01 Entry into a Material Definitive Agreement
On November 16, 2005, pursuant to the terms of a Purchase Agreement dated November 8, 2005, among Tesoro Corporation (the “Company”), certain subsidiary guarantors and Lehman Brothers Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. as initial purchasers, the Company issued and sold $450,000,000 in aggregate principal amount of its 6-1/4% Senior Notes due 2012 (the “2012 Notes”) and $450,000,000 in aggregate principal amount of its 6/5/8% Senior Notes due 2015 (the “2015 Notes” and, together with the 2012 Notes, the “Notes”). The Company used the proceeds of the offerings, together with cash on hand, to purchase that portion of the Company’s outstanding 9-5/8% Senior Subordinated Notes due 2008, 9-5/8% Senior Subordinated Notes due 2012 and 8% Senior Secured Notes due 2008 that was tendered on or prior to 5:00 p.m., New York City time, on November 14, 2005, in connection with the previously announced cash tender offers and consent solicitations.
The Notes were issued at an issue price of 100%. Interest on the Notes is payable on May 1 and November 1 of each year, beginning May 1, 2006. The 2012 Notes will mature on November 1, 2012 and the 2015 Notes will mature on November 1, 2015. The Notes are unsecured and are initially jointly and severally guaranteed by all of the Company’s domestic subsidiaries.
Prior to November 1, 2012, in the case of the 2012 Notes, and November 1, 2010, in the case of the 2015 Notes, the Company may redeem some or all of such Notes at a “make whole” redemption price. The Company may redeem some or all of the 2015 Notes on or after November 1, 2010. In addition, prior to November 1, 2008, the Company may redeem up to 35% of each series of Notes with the proceeds of certain equity offerings.
The Notes were issued under two Indentures dated as of November 16, 2005, among the Company, certain subsidiary guarantors and U.S. Bank National Association, as Trustee (the “Indentures”). The Indentures contain customary restrictive covenants and default provisions for an issue of senior notes of this nature. Copies of the Indentures are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2 and are incorporated herein by reference.
The Notes were issued pursuant to private placements and are expected to be resold by the initial purchasers under Rule 144A and Regulation S under the Securities Act of 1934.
Additionally, the Company and certain subsidiary guarantors entered into two Registration Rights Agreements with the initial purchasers of the Notes, each dated as of November 16, 2005, pursuant to which the Company and the subsidiary guarantors will file an exchange offer registration statement to exchange the Notes for publicly registered notes with identical terms or, under certain circumstances, file a shelf registration statement to cover resales of the Notes. Copies of the Registration Rights Agreements are filed with this Current Report on Form 8-K as Exhibits 4.3 and 4.4 and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See Item 1.01 above.

ITEM 9.01. Financial Statements and Exhibits
     (c) Exhibits.
4.1	Form of Indenture relating to the 6-1/4% Senior Notes due 2012, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as Trustee (including form of note).

4.2	Form of Indenture relating to the 6-5/8% Senior Notes due 2015, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as Trustee (including form of note).

4.3	Form of Registration Rights Agreement relating to the 6-1/4% Senior Notes due 2012, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and Lehman Brothers Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

4.4	Form of Registration Rights Agreement relating to the 6-5/8% Senior Notes due 2015, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and Lehman Brothers Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 17, 2005

TESORO CORPORATION

By:	/s/ G. SCOTT SPENDLOVE

G. Scott Spendlove
Vice President, Finance and Treasurer

Index to Exhibits

Item
Number	Exhibit
4.1	Form of Indenture relating to the 6-1/4% Senior Notes due 2012, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as Trustee (including form of note).

4.2	Form of Indenture relating to the 6-5/8% Senior Notes due 2015, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as Trustee (including form of note).

4.3	Form of Registration Rights Agreement relating to the 6-1/4% Senior Notes due 2012, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and Lehman Brothers Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

4.4	Form of Registration Rights Agreement relating to the 6-5/8% Senior Notes due 2015, dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and Lehman Brothers Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

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